APPENDIX 1

                                    AGREEMENT


         AGREEMENT made and entered into this 4th day of May 2001 by and among VIVA Gaming & Resorts Inc., a Florida corporation ("VIVA") and the shareholders listed on Schedule A hereto (collectively the "Shareholders").


                                    RECITALS:

         A. WHEREAS, the Shareholders own an aggregate of 1,785,000 of the issued and outstanding shares of the capital stock (the "Mexico Shares") of Viva Gaming & Resort de Mexico, S.A. de C.V., a variable capital corporation incorporated in the Republic of Mexico ("Viva Mexico"), such Mexico Shares comprising 35.7% of the issued and outstanding shares of Viva Mexico's capital stock;

         B. WHEREAS, VIVA desires to acquire the Mexico Shares, and, as consideration therefore, to issue 2,550,000 shares of its common stock, $.001 par value (the "VIVA Shares") to the Shareholders, upon the terms and conditions hereinafter provided.


         NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Transfer of Mexico Shares. Upon execution of this Agreement, the Shareholders hereby agree to transfer all of their rights, title and interest in and to the Mexico Shares, to VIVA. To evidence such transfer, the Shareholders hereby agree to forthwith tender to VIVA, certificates evidencing the Mexico Shares, duly endorsed for transfer to VIVA. This Agreement has been approved and accepted on the signature page hereof by a duly authorized officer of Viva Mexico, such signature evidencing Viva Mexico's (a) consent to the transfer of the Mexico Shares to VIVA and (b) agreement to reissue certificates evidencing the Mexico Shares registered in the name of VIVA.

         2. Issuance of VIVA Shares. Upon execution of this Agreement and subject to delivery of the Mexico Shares, as contemplated by Section 1 hereof, VIVA hereby agrees to issue from its authorized but unissued capital stock, 2,550,000 restricted shares of the common stock of VIVA, registered to the Shareholders in the amounts set forth on Schedule A attached hereto. The VIVA Shares have not been registered under the Securities Act of 1933, as amended, and the certificates evidencing the VIVA Shares shall contain the following or substantially similar legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED ABSENT REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         3. Representations and Warranties of the Shareholders. Each of the Shareholders hereby represents and warrants to VIVA as follows:

                  (a) Organization and Good Standing. Viva Mexico is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Mexico, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of Viva Mexico consists of 5,000,000 shares of common stock, of which 5,000,000 shares are presently issued and outstanding, and no shares of preferred stock.

                  (b) No Breach. The execution, delivery and performance of this Agreement by each of the Shareholders and the consummation of the transactions contemplated herein will not (with the passage of time or otherwise):

                           (i) violate any provision of the Articles of Incorporation or By-Laws of Viva Mexico;

                           (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Viva Mexico or any Shareholder is a party or by or to which Viva Mexico or any Shareholder or any of their respective assets or properties may be bound or subject; or

                           (iii) violate any law, rule or regulation to which Viva Mexico or any Shareholder is a party.

                  (c) Litigation. Neither Viva Mexico nor any Shareholder is a party to any legal proceeding, the outcome of which could (i) adversely affect consummation of the transactions contemplated herein or (ii) result in any representation or warranty of the Shareholders contained herein becoming inaccurate.

                  (d) Authority. This Agreement has been authorized by all necessary action on the part of each Shareholder and contains the binding obligations of each of the Shareholders, enforceable against each Shareholder in accordance with the terms hereof.

                  (e) Ownership. Each Shareholder is the sole record and beneficial owner of the Mexico Shares attributable to such Shareholders on Schedule A hereto, and owns such Mexico Shares free and clear of all rights, claims, liens and encumbrances, and none of the Mexico Shares have been sold, pledged, assigned or otherwise transferred, except pursuant to this Agreement. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either Viva Mexico or the Shareholders to issue, sell or transfer any stock or other securities of Viva Mexico.

                  (f) Status of VIVA Shares. Each of the Shareholders has been advised that (i) the VIVA Shares have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering, and (ii) issuance of the VIVA Shares has not been passed upon or the merits thereof endorsed or approved by the United States Securities and Exchange Commission (the "SEC") or any state authorities.

                  (g) Available Information and Access to Information. Each of the Shareholders acknowledges and understands that:

                           (i) VIVA files periodic reports and other documents
with the SEC, a review of those reports and documents would provide the Shareholders with information that is meaningful and significant in evaluating the risks and merits of acquiring the VIVA Shares, those reports and documents are available for review and downloading at the SEC's Web site at www.freeedgar.com;

                           (ii) copies of the following reports have been
furnished to each of the Shareholders prior to the execution of this Agreement:

                                    (A)      Registration Statement on Form
                                             10-SB filed April 10, 2000;

                                    (B)      Quarterly Report on Form 10-QSB for
                                             the quarter ended March 31, 2000,
                                             filed May 15, 2000;

                                    (C)      Quarterly Report on Form 10-QSB for
                                             the quarter ended June 30, 2000,
                                             filed August 14, 2000;.

                                    (D)      Quarterly Report on Form 10-QSB for
                                             the quarter ended September 30,
                                             2000, filed December 18, 2000; and

                                    (E)      Annual Report on Form 10-KSB for
                                             the fiscal year ended December 31,
                                             2000, filed April 17, 2001.

                           (iii) an investment in the VIVA Shares is speculative
and involves a high degree of risk; and

                           (iv) it has been afforded the opportunity to ask
questions of, and receive answers, from the officers and/or directors of VIVA concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that VIVA possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate to evaluate the merits and risks of an investment in VIVA.

         4. Representations and Warranties of VIVA. VIVA hereby represents and warrants to each of the Shareholders as follows:

                  (a) Organization and Good Standing. VIVA is a corporation duly organized validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital of VIVA consists of 100,000,0000 shares of common stock, of which 8,707,400 shares are presently issued and outstanding, and 10,000,000 shares of preferred stock, none of which shares are outstanding.

                  (b) No Breach. The execution, delivery and performance of this Agreement by VIVA and the consummation of the transactions contemplated herein will not (with the passage of time or otherwise):

                           (i) violate any provision of the Articles of Incorporation or By-Laws of VIVA;

                           (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreements to which VIVA is a party or by or to which VIVA or any of its assets or properties may be bound or subject; or

                           (iii) violate any law, rule or regulation to which VIVA is a party.


                  (c) Litigation. VIVA is not a party to any legal proceeding, the outcome of which could (i) adversely affect consummation of the transactions contemplated herein or (ii) result in any representation or warranty of VIVA contained herein becoming inaccurate.

                  (d) Authority. This Agreement has been authorized by all necessary corporate action on the part of VIVA and contains the binding obligations of VIVA, enforceable against it in accordance with the terms hereof.

                  (e) Validity of VIVA Shares. The Viva shares have been duly authorized and, upon payment of the prescribed consideration therefore, will be validly issued, fully paid and non-assessable securities of VIVA.

         5. Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

         6. Miscellaneous.

                  (a) Amendment. This Agreement may be amended or modified only by an instrument in writing, signed by each of the parties or their duly authorized representatives.

                  (b) Assignment. No party may assign its rights or delegate its responsibilities under this Agreement, without the written consent of the other parties.

                  (c) Notices. Any notice required or permitted under this Agreement to be sent shall be sent by registered or certified mail, return receipt requested, courier service, charges pre-paid, or by facsimile transmission with the send retaining electronic evidence of successful transmission, to the address or facsimile number specified in writing, or to such other address or facsimile number as the party may specify in a notice duly given to the send as provided herein.

                  (d) Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of New York, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

                  (e) Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the transactions described herein, and supersedes all prior agreements, written or oral, with respect thereto.

                  (f) Execution and Counterparts. This Agreement may be executed, including by facsimile signatures, in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall constitute but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                        VIVA GAMING & RESORTS INC.


                        By: /s/ Robert C. Sim
                           ---------------------------------------------------
                               Robert C. Sim,  Chairman & Director



                        VIVA GAMING & RESORT de MEXICO, S.A. de C.V.


                        By: /s/ Rosemarie Sim
                           ---------------------------------------------------
                               Rosemarie Sim, Director


                        By: /s/ Bernardo Ramon Rafael Terrazas Salgado
                            ---------------------------------------------------
                               Bernardo Ramon Rafael Terrazas Salgado, Director

SCHEDULE  A

THE SHAREHOLDERS OF:
VIVA GAMING & RESORT de MEXICO.                            VIVA MEXICO SHARES       VIVA "PUBCO" SHARES
("VIVA MEXICO")                                             TO BE EXCHANGED            TO BE RECEIVED
                                                           ------------------         -----------------

By:    /s/  Tomas Caparroso Franco                               717,500                    888,000
      ---------------------------------------------        ------------------         -----------------
      Tomas Caparroso Franco


By:    /s/  Mauricio Yucundo Marquez Garcia                      717,500                    888,000
      ---------------------------------------------        ------------------         -----------------
      Mauricio Yucundo Marquez Garcia


By:    /s/  Bernardo Ramon Rafael Terrazas Salgado               100,000                    250,000
      ---------------------------------------------        ------------------         -----------------
      Bernardo Ramon Rafael Terrazas Salgado


By:    /s/  Manuel Cruz Limon                                    250,000                    200,000
      ---------------------------------------------        ------------------         -----------------
      Manuel Cruz Limon


By:    /s/  Javier Hernandez Fernandez                             --0--                    125,000
      ---------------------------------------------        ------------------         -----------------
      Javier Hernandez Fernandez


By:    /s/  Gonzalo Ramon Granados Limon                           --0--                    125,000
      ---------------------------------------------        ------------------         -----------------
      Gonzalo Ramon Granados Limon


By:    /s/  Mauricio Vazquez Vilchis                               --0--                     55,000
      ---------------------------------------------        ------------------         -----------------
      Mauricio Vazquez Vilchis
 .

By:   /s/  Juan Enrique Soto Fernandez                             --0--                      9,000
      ---------------------------------------------        ------------------         -----------------
      Juan Enrique Soto Fernandez


By:    /s/ Patricia Curiel Martinez                                --0--                      10,000
      ---------------------------------------------        ------------------         -----------------
      Patricia Curiel Martinez


                                             TOTALS:           1,785,000                   2,550,000
                                                           ------------------         -----------------